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                                  Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1999 included in Documentum, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



                                     /s/ PricewaterhouseCoopers


San Jose, California
September 9, 1999

                                      8.